Turning the corner 2019 Investor presentation Exhibit 99.1

The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information. This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission. This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. We believe our presentation of Adjusted EBITDA is useful to investors and other users as these measures represent key supplemental information our management uses to compare and evaluate our core underlying business results both on a consolidated basis and across our business segments, particularly in light of our leverage position and the capital-intensive nature of our business. Additionally, Adjusted EBITDA helps investors to understand how the company is tracking against our financial covenants in our term loan credit agreement as this measure is calculated as prescribed therein and serves as a driving component of our key financial covenants. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation. Product names, logos, brands, and other trademarks featured or referred to are the property of their respective trademark holders. These trademark holders are not affiliated with YRC Worldwide Inc. They do not sponsor or endorse our materials. Statements & disclaimers

We are North America's largest alliance of LTL regional and national networks, perfectly balanced with multi-mode freight brokerage solutions and easy-to-use technology

Our newly-ratified 5-year labor contract, enterprise network optimization strategy and introduction of HNRY Logistics provide us with a unique opportunity to make strategic investments today which position us for growth, operational improvements and increased profitability in 2020 and beyond

Today is a new day for YRC Worldwide

$5.1B Total Revenue	**~380+** Terminals	**~60,000** Available assets
~31,000 Employees	**~90+** Years of experience	**~20M** Shipments Transported Annually

YRC Worldwide Holland New Penn Reddaway YRC HNRY

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ROADMAP TO Profitability improvement LABOR CONTRACT RATIFICATION Five-year contract with a renewed commitment to employees and union workforce. Creates a foundation for operational excellence and revenue growth FIRST HALF 2019 NETWORK OPTIMIZATION Identifying opportunities to optimize our four LTL networks that transport approximately 20 million shipments annually through 380+ terminals, approximately 14,000 tractors and 45,000 trailers 2019-2021 SHAREHOLDER RETURN Expected profitability improvement through network optimization and implementation of operational efficiencies from the labor contract; potential capital structure change 2020-2023 BLUEPRINT FOR CHANGE Re-engineering operational efficiencies, service excellence and employee productivities through investments in equipment, employees, technology and capital structure SECOND HALF 2019 CUSTOMER ENGAGEMENT & GROWTH Anticipated growth through simplified engagement and diversified offerings for customers 2019-2021 1 2 3 4 5 Ready-to-implement strategic plan

Focus areas for our next chapter SHAREHOLDER RETURN Revenue Growth CapEx Investment Margin Expansion Customer engagement & Growth Simplified Sales Structure Capture New Market Opportunities through HNRY Logistics Technology Terminal & network operations Network Optimization Operational Efficiencies Equipment People & culture Labor Agreement/Engagement Employee Productivity Recruitment & Retention Safety Investing for our future growth

People & culture Our focus on people and culture fuels our network Committed to safety of our employees and the motoring public Competitive wage package and opportunities for career progression provides the career path and stability to attract employees Engaged employees deliver top notch service to customers and the productivities we need to achieve our financial goals Retain & Engage Safety Attract Employees It all starts with people

OPERATIONAL FLEXIBILITIES HEALTH BENEFITS VACATION RESTORATION BONUS PROGRAM RESTRUCTURE ECONOMIC PACKAGE 5-Year LABOR AGREEMENT expected to provide $60m to $80M of margin expansion in 2020 WAGES PURCHASED TRANSPORTATION DOCK & YARD FLEXIBILITIES BOX TRUCKS BENEFITS HELPS COMPANY RECRUIT AND RETAIN EMPLOYEES IN COMPETITIVE HIRING ENVIRONMENT WHILE DRIVING PRODUCTIVITIES FLEXIBILITY TO BUILD A MORE EFFICIENT, RELIABLE NETWORK (RIGHT RESOURCE AT THE RIGHT PLACE AT THE RIGHT TIME) CREATES FINANCIAL OPPORTUNITIES WITH HOW WE PLAN AND SOURCE OUR OPERATIONS WITH COST-EFFECTIVE RESOURCES Leveling the playing field for success

MARKET-COMPETITIVE WAGE & BENEFITS PACKAGE Total of $4 per hour increase over the life of the contract Continuation of high-quality health care with lower fixed cost for the corporation New bonus structure CAREER PATH TO ATTRACT AND RETAIN EMPLOYEES Military veteran programs Tuition-free driving schools CDL Tuition Reimbursement Dock-to-driver programs allow company to develop future pool of drivers who know our network New city box truck program enables us to onboard drivers to operate non-CDL vehicles and convert them to CDL drivers in a progressive career path Addition of dock-only employees allows us to plan and source our operations with non-CDL drivers 17,000 active drivers with a 14 year average tenure People drive our business FOCUS ON HIRING AND RETAINING DRIVERS TO MITIGATE INDUSTRY-WIDE DRIVER SHORTAGE

SAFETY FOCUS 200+ safety trainers – many peer-to-peer driver trainers Smith System training Deployment of executive safety & area safety councils Individual area safety plans with locally empowered safety committees Injury and accident avoidance focus Advanced collision avoidance technology Lane departure alert systems 914 Million Miles Covered in 2018 1,791 active accident-free 1 million mile drivers 624 active accident free 2 million mile drivers 148 active accident-free 3 million mile drivers 26 active accident-free 4 million mile drivers 3 active accident free 5 million mile drivers 1 active accident-free 6 million mile driver Driven by safety INTENSE FOCUS ON SAFETY TO KEEP EMPLOYEES SAFE AND ACCIDENT-FREE

Terminal & network operations building a network to drive financial and customer growth Operational Efficiencies Network Optimization Equipment Leveraging new efficiencies to improve productivities, service & profitability Building a common enterprise platform to create asset & network efficiencies to build density, reduce costs and improve service Continuing the investment in equipment to reduce costs, increase capacity, efficiencies and improve safety Putting it all together

Operational flexibilities create multiple benefits PURCHASED TRANSPORTATION Increased cap to 29% for YRC Freight and introduced to Holland with an 8% cap New flexibility to shift between road and rail carriers as needed Expansion of purchased transportation increases network capacity, expands growth opportunities, reduces capital requirements, and eliminates liability exposure Enhanced solution to mitigate industry-wide driver shortage due to better utilization of CDL Drivers Expands capacity Lower cost solutions than expensive local cartage Reduces reliance on short-term rentals NEW OPERATIONAL FLEXIBILITIES CREATE OPERATIONAL OPPORTUNITIES TO: Expand revenue Accelerate cost reductions Improve productivity and service metrics BOX TRUCKS Allows new classification of employees who are not required to possess a CDL license to drive box trucks in our city operations DOCK & YARD FLEXIBILITIES Creates new dock-only classifications Affords opportunities to have work performed across classifications NEW FLEXIBILITIES BENEFITS

We’ve got north America covered Serving our customers coast-to-coast

Network optimization Build density reduce cost redundancies asset utilization Facilities identified for immediate cohabitation Estimated cash proceeds which provides additional liquidity YRC Freight Holland New Penn Reddaway 15 to 20 $20-25M This initial assessment barely scratches the surface for cost savings opportunities

A near-term example of optimization NETWORK OPTIMIZATION 6 key focus areas: Network Design and Facilities Linehaul Planning Routing and Interchange City Operations Dock and Yard Operations Visibility and Status CONSOLIDATION SCENARIO TERMINAL B Company 2 TERMINAL A Company 1 TERMINAL C Company 2 TERMINAL A Company 1 Optimizing the network for increased efficiencies and service Immediate focus on gaining efficiencies and cost reductions through terminal cohabitation and consolidation Terminals in close proximity and with capacity are merged into one terminal Equipment, facility and employees are moved from B & C to generate cash proceeds and create synergies with routes, employees and equipment

EQUIPMENT INVESTMENT

OUR ASSETS

YRC Freight operates a modernized national network

Holland, New Penn and Reddaway operate direct loading and quick sort networks

380+ terminals

- 21,000 doors
- 14,000 tractors
- 45,000 trailers

Reinvesting in the business by replenishing the fleet through a combined approach of purchasing and leasing, new equipment features and technology to improve operating costs, reduce safety risks, lower maintenance costs and provide better fuel mileage

Since 2015, taken delivery of ~4,600 tractors and ~11,000 trailers


YRC®
FREIGHT

Expected investment level of 6-7% of operating revenues in 2019

YRC Worldwide Holland New Penn Reddaway YRC HNRY

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Customer engagement & growth Grow revenue & yield by deepening relationships with customers through simplified engagement and diversification of services One Sales Team Create a single point of access to all YRCW services through a new sales structure to simplify engagement & create cross-sell opportunities Enable omni-channel engagement for customers with new online tools while capturing data in order to market and grow business Grow business with customers by selling additional services for non-LTL modes and to help customers solve complex supply chain problems Meeting all customers’ transportation needs Technology HNRY Logistics

SIMPLIFYING Customer engagement Customer Pricing Claims Accounts Receivable Operations Customer Service Customer Pricing Claims Accounts Receivable Operations Customer Service Pricing Claims Accounts Receivable Operations Customer Service Pricing Claims Accounts Receivable Operations Customer Service Pricing Claims Accounts Receivable Operations Customer Service PREVIOUS SALES STRUCTURE NEW SALES STRUCTURE Single point of contact One Sales Team

Market potential beyond ltl TOTAL MARKET POTENTIAL: $546 Billion TRUCKLOAD: $356 Billion LTL: $61 Billion REVERSE LOGISTICS & DISTRIBUTION: $38 Billion CONTRACT LOGISTICS: $40 Billion FINAL MILE: $15 Billion EXPEDITED: $36 Billion Source: American Trucking Association, Armstrong & Associates, management estimates May 2019

Serving customers beyond Ltl HNRY Logistics HNRY Logistics is driving towards $175M to $200M of revenue in 2019 with growth to more than $300M in 2020 Longer term target: 20% of overall revenue TRUCKLOAD DIRECT – When you need a full truck, we’ve got one. Along with the power and flexibility of our full network RESIDENTIAL DIRECT – An easy way to get larger-than-parcel items from warehouse or store to the customer’s front door ENGINEERED SOLUTIONS – Our project managers put together the best plan for the trickiest shipments CONTRACT AND REVERSE LOGISTICS – Got freight that needs to go the other way? We make recalls and returns safe, reliable and cost-effective EXPRESS DIRECT – Truck, flatbed or air, we’ve got the capacity you need. You tell us when and where, and we take it from there

Improved experience enabled by technology One view of customer easier engagement new customer base TECHNOLOGY TO IMPROVE OUR NETWORK AND SERVICE Implementing tools for continuous improvement in safety, efficiency, and productivity In-Cab Safety Technology (in service) Dimensioners (95 in service) Pickup & Delivery Route Optimization Software (implemented in 50% of terminals currently) Pick Up & Delivery Handheld Units – Honeywell City Mobile Software (full implementation expected in 2019) Integrated CRM Solution for all Sales (full implementation expected late 2019) Freight Documentation Digitization (full implementation expected in 2019) ELD Process Automation (full compliance with ELD mandate, migrating from AOBRD in 2019) TECHNOLOGY TO MAKE IT EASIER FOR CUSTOMERS TO ENGAGE & ATTRACT NEW CUSTOMERS Strategically investing in technology for safety, service and sustainability

Financial structure Build long-term shareholder value through financial performance Revenue Growth CapEx Investment Capital Structure Balanced approach to growth through yield and volume Replenishing the fleet to reduce maintenance costs and lower the average fleet age Continue to de-lever the company and seek a lower cost of capital Margin Expansion Result of balanced revenue growth, asset utilization and operational execution Positioned to drive improved financial performance

Consolidated Financial Results (a) Revenue growth from customer engagement, HNRY Logistics growth and network optimization

Reinvesting in the business Expected investment level of 6-7% of operating revenues in 2019 After nearly 10 years of under-investment, YRCW resumed equipment acquisition in 2013, ramping up in more earnest in 2015 2019 and beyond will reflect more balanced investment approach between YRC Freight and the Regionals Heavier focus on YRC Freight since 2015 2018 annual results yielded a 100 bps reduction in YRC Freight’s vehicle maintenance expense 33% of the linehaul tractor fleet has been replenished since 2015 Moving into 2020, investment in fleet will assume >50% is purchased vs leased

Since 2013, debt obligations reduced by $476.8 million and cash interest payments reduced by ~$40 million per year (a) Average effective interest rate as of March 31, 2019 Term Loan ABL Term A Capital Leases ABL Term B Contribution Deferral Agreement (CDA) Notes Series A Notes Series B Notes 6% Convertible Senior Notes Capital Leases New Term Loan CDA Notes $1,361.3M $884.5M Pre-Refinancing - 12/31/13 9 Debt Facilities As of 3/31/19 3 Debt Facilities 5% Convertible Notes 5% Convertible Notes Series B Notes Series A Notes Post-Refinancing - 3/31/14 6 Debt Facilities Capital Leases 15.1% (a) Maturity Date: June 28, 2021 New Term Loan 11.6% (a) Maturity Date: July 26, 2022 CDA Notes 8.0% (a) Maturity Date: December 31, 2022 $1,221.0M manageable capital structure ($ in millions)

Opportunity for operating ratio improvement 3-year YRCW average Opportunity for operating ratio improvement fueled by the $60M to $80M in operational improvements from the new labor contract Achievement of consolidated operating ratio of 95 in 2-3 years would be YRCW’s best since 2006 GOAL 96.3 - 95.9 $60M to $80M operational improvements contributes 120-160 bps in operating ratio improvement average 95 Target of 250 bps improvement 97 .5

YRCW yrcw.com Bri Simoneau Vice President and Controller investor@yrcw.com Investor relations appendix

EXPERIENCED SENIOR MANAGEMENT

196 YEARS OF COMBINED INDUSTRY EXPERIENCE LEADING THE TRANSFORMATION OF YRCW		
Darren Hawkins	Chief Executive Officer, YRCW	Returned to the Company in 2013 and served as President of YRC Freight and Chief Operating Officer of YRCW prior to being appointed Chief Executive Officer at YRCW
Stephanie Fisher	Chief Financial Officer, YRCW	15-year veteran of the Company; prior to being named CFO, was Vice President and Controller for the Company
Scott Ware	Chief Network Officer, YRCW President, Holland	Prior to being named President of Holland, was Vice President of Operations and Linehaul for the Company
TJ O'Connor	President, YRC Freight	Prior to being named President of YRC Freight, was President of Reddaway
Bob Stone	President, Reddaway	Prior to being named President of Reddaway, was the Vice President of Operations for Reddaway
Howard Moshier	President, New Penn	Prior to being named President of New Penn, was the Senior Vice President of Operations for YRC Freight
Jim Fry	Vice President, General Counsel & Corporate Secretary, YRCW	Prior to YRCW, served as Executive Vice President, General Counsel, and Secretary for Swift Transportation Company

YRC Worldwide Holland New Penn Reddaway YRC HNRY
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YRC Freight serves manufacturing, wholesale, retail and government customers throughout North America. When customers need longer-haul LTL shipping solutions, YRC Freight is the expert North America. Delivered. LTM 1Q19 Revenue $3.2 Billion LTM 1Q19 Adjusted EBITDA $194 Million # of Customers ~ 110,000 # of Terminals 260 Average Length of Haul 1,250 Miles Average Weight 1,200 lbs. Average Transit 3-4 Days

REGIONAL EXPERTISE



Reddaway
Holland
NEW PENN

For next-day and time-sensitive services, we have three distinct regional carriers: Reddaway, Holland and New Penn. All three brands are well established in their respective regions

LTM 1Q19 Revenue	$1.9 Billion
LTM 1Q19 Adjusted EBITDA	$127 Million
# of Customers	~ 125,000
# of Terminals	124
Average Length of Haul	400 Miles
Average Weight	1,400 lbs.
Average Transit	> 90% 2 Days or Less

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Employees covered by collective bargaining agreements Required contractual contributions anticipated to be an average of $2.63 per hour in 2019 Rates under new labor agreement are equal to 2018 rates with no future rate increases 2019 cash contributions to be approximately $120 million Expense included in EBITDA Not impacted by changes in interest rates Contributions are made to 32 multi-employer pension plans with various levels of underfunding Pension plans are managed by independent trustees If the Company were to withdraw from or there was a termination of all of the multi-employer pension plans, the Company’s portion of the contingent liability would be an estimated $9 billion However…YRC Worldwide has, and expects to continue, making its required contractual contributions to the multi-employer pension plans thus SIGNIFICANTLY minimizing the potential of any material contingent liability becoming due Other than the 12 funds in a rehabilitation plan, there are no current regulations that would change our average per hour contribution under the terms of the new Labor Agreement. The new Labor Agreement provides for contribution rate increases for certain funds, up to a capped amount.  We are not aware of any regulations that would materially change the status or amount of our contingent liability.  As long as we continue to pay what is contractually agreed to, there should be no issue Multi-employer pension plans

Certain employees not covered by collective bargaining agreements Plans closed to new participants effective January 1, 2004 with benefit accrual for active employees frozen effective July 1, 2008 Future funding requirements are primarily driven by movements in plan asset returns and discount rate Long-term strategy is to reduce the risk of the underfunded plans On average, the single-employer pension expense from 2016 – 2018 was approximately $10 million per year, excluding the expense recognition of settlements from lump sum payouts Reflects a $12.2 million contribution due in January 2017 that was paid in December 2016 Reflects a $14.0 million contribution due in January 2018 that was paid in December 2017 Single-employer pension plans (a) (b)

Note: Funded debt balances based on par value Leverage ratio Continue to de-risk the balance sheet Funded Debt to Adjusted EBITDA ratio down 1.81 turns

Credit facility covenants YRCW’s credit ratings as of March 31, 2019: Standard & Poor’s Corporate Family Rating was B- with Stable outlook Moody’s Investor Service Corporate Family Rating was B3 with Positive outlook 2.76x LTM as of 1Q 2019

Focused on improving cash flows while simultaneously increasing reinvestment into the Company Cash flow Free cash flow = operating cash flow less acquisitions of property and equipment, cash proceeds from disposals

Key Segment Information (a) Percent change based on unrounded figures and not the rounded figures presented

Updated 2018 ltl Operating metrics With the enhanced focus of service and product expansion and the launch of HNRY Logistics in late 2018, our increase in shipments over 10,000 pounds is growing, impacting the year-over-year revenue per hundredweight metrics that we have historically presented for YRC Freight, which includes the results of operations for HNRY Logistics. Therefore, the Company has updated its presentation of operating metrics to separately present less-than-truckload (LTL) operating statistics, which represents shipments less than 10,000 pounds. Shipments greater than 10,000 pounds are primarily transported using third-party purchased transportation.

Ebitda reconciliation (consolidated) (a) Certain reclassifications have been made to prior years to conform to current year presentation (b) As required under our Term Loan Agreement, Other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA ($ in millions)

EBitda reconciliation (segment) (a) Certain reclassifications have been made to prior years to conform to current year presentation (b) As required under our Term Loan Agreement, Other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA ($ in millions)

($ in millions) Free cash flow reconciliation